Neuberger Berman Equity Funds

CLASS R3

Neuberger Berman Genesis Fund — NGSRX

Prospectus March 20, 2010, as amended July 30, 2010

These securities, like the securities of all mutual funds, have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Contents
NEUBERGER BERMAN EQUITY FUNDS
Fund Summary
Neuberger Berman Genesis Fund	2
Descriptions of Certain Practices and Security Types	6
Additional Information about Principal Investment Risks	6
Information about Additional Risks	7
Description of Index	7
Management of the Fund	7
Financial Highlights	8

YOUR INVESTMENT
Maintaining Your Account	9
Share Prices	11
Distributions and Taxes	12
Market Timing Policy	12
Portfolio Holdings Policy	13
Fund Structure	13

Fund Summary
Neuberger Berman Genesis Fund
Class R3 Shares (NGSRX)

GOAL
The Fund seeks growth of capital.

FEES AND EXPENSES
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.93
Distribution (12b-1) fees	0.50
Other expenses1	0.13
Acquired fund fees and expenses	0.02
Total annual operating expenses	1.58
Fee waiver and/or expense reimbursement	0.05
Total annual operating expenses after fee waiver and/or expense reimbursement2	1.53

The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Class R3	$154	$477	$840	$1,860

1“Other expenses” are based on estimated amounts for the current fiscal year; acutal expenses may vary.

2Neuberger Berman Management LLC (NBM) has contractually undertaken to forgo current payment of fees and/or reimburse certain expenses of Class R3 so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of that class are limited to 1.51% of average net assets. This undertaking lasts until 8/31/2013. The Fund has agreed that Class R3 will repay NBM for fees and expenses forgone or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 1.51% of the class’ average net assets. Any such repayment must be made within three years after the year in which NBM incurred the expense.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its goal, the Fund invests mainly in common stocks of small-capitalization companies, which it defines as those with a total market value of no more than $2 billion at the time the Fund first invests in them. The Fund may continue to hold or add to a position in a stock after the company’s market value has grown beyond $2 billion. The Fund seeks to reduce risk by diversifying among many companies and industries.

2 Genesis Fund

The Portfolio Managers generally look for undervalued companies whose current market shares and balance sheets are strong. Factors in identifying these firms may include:

•	above-average returns

•	an established market niche

•	circumstances that would make it difficult for new competitors to enter the market

•	the ability to finance their own growth

•	sound future business prospects.

This approach is designed to let the Fund benefit from potential increases in stock prices, while limiting the risks typically associated with small-cap stocks. At times, the Portfolio Managers may emphasize certain sectors that they believe will benefit from market or economic trends.

The Portfolio Managers follow a disciplined selling strategy and may sell a stock when it reaches a target price, when the company’s business fails to perform as expected, or when other opportunities appear more attractive.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so.

PRINCIPAL INVESTMENT RISKS

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Most of the Fund’s performance depends on what happens in the stock market. The market’s behavior is unpredictable, particularly in the short term. The value of your investment may fall, sometimes sharply, and you could lose money.

Small-Cap Stock Risk. Stock prices of many smaller companies are based on future expectations. The stocks of smaller companies are often more volatile and less liquid than the stocks of larger companies. Small-cap companies may have a shorter operational history than larger companies, may not have as great an ability to raise additional capital, and may have a less diversified product line. Small-cap stocks may also underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when small-cap stocks are out of favor.

Value Investing Risk. With a value approach, there is the risk that stocks may remain undervalued during a given period, because value stocks, as a category, may lose favor with investors, or because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

Mid-Cap Stock Risk. Mid-cap stocks may fluctuate more widely in price than the market as a whole and may underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when mid-cap stocks are out of favor.

Recent Market Conditions. Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to some extent the Fund. These events have also decreased liquidity in some markets and may continue to do so. Because the situation is unprecedented and widespread, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market events.

A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expense ratios for the current fiscal year to be higher than the expense information presented in “Fees and Expenses”.

3 Genesis Fund

PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table next to the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index. The index, which is described in “Description of Index” in the prospectus, has characteristics relevant to the Fund’s investment strategy.

Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-877-9700 for updated performance information.

YEAR-BY-YEAR % RETURNS
AS OF 12/31 EACH YEAR*

2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
32.51	12.11	-2.96	31.70	18.76	16.37	7.31	21.89	-32.88	26.32

Best quarter: Q2 '09, 16.30%
Worst quarter: Q4 '08, -26.55%

AVERAGE ANNUAL TOTAL % RETURNS
AS OF 12/31/09*

	1 Year	5 Years	10 Years

Genesis Fund

Return Before Taxes	26.32	5.23	11.27

Return After Taxes on Distributions	26.32	4.20	10.37

Return After Taxes on Distributions and Sale of Fund Shares	17.11	4.51	9.88

Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	27.17	0.51	3.51

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax- deferred arrangements, such as 401(k) plans or individual retirement accounts.

*	The performance is that of the Fund’s Investor Class. Because Investor Class has lower expenses than Class R3, its performance typically would have been better than that of Class R3.

Returns would have been lower if NBM had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

INVESTMENT MANAGERS
Neuberger Berman Management LLC (NBM) is the Fund’s investment manager. Neuberger Berman LLC (NB LLC) is the Fund’s sub-adviser.

PORTFOLIO MANAGERS
The Fund is managed by Judith M. Vale, Robert W. D’Alelio, Michael L. Bowyer and Brett S. Reiner (each a Managing Director of NBM and NB LLC). Ms. Vale and Mr. D’Alelio are Portfolio Managers and have co-managed the Fund’s assets since 1994 and 1997, respectively. Mr. Bowyer and Mr. Reiner are Associate Portfolio Managers and have co-managed the Fund’s assets since 2005.

BUYING AND SELLING SHARES
Shares of the Fund are available only through investment providers such as banks, brokerage firms, retirement plan administrators, and financial advisers. To buy or sell shares of the Fund, contact your investment provider.

For Class R3 eligibility requirements see “Maintaining Your Account” in the prospectus.

4 Genesis Fund

The price you pay for each Class R3 share is its net asset value per share. When you buy shares, you will receive the next share price to be calculated after your order has been accepted.

The Fund pays you the full share price when you sell shares. When you sell shares, you will receive the next share price to be calculated after your order has been accepted.

The Fund is open for business every day the New York Stock Exchange (“Exchange”) is open.

TAX INFORMATION
Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, you will be subject to tax to the extent the Fund makes actual or deemed distributions of ordinary income or net capital gains. Eventual withdrawals from certain retirement plans and accounts generally are subject to tax.

PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through an investment provider or other financial intermediary (such as a bank, brokerage firm, workplace retirement program, or financial adviser), the Fund and/or NBM and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.

5 Genesis Fund

Descriptions of Certain Practices and Security Types

Small-Cap Stocks. Historically, stocks of smaller companies have not always moved in tandem with those of larger companies. Small-caps have often fallen more severely during market downturns.

Value Investing. At any given time, there are companies whose stock prices, whether based on earnings, book value, or other financial measures, do not reflect their full economic opportunities. This happens when investors under-appreciate the business potential of these companies, or are distracted by transient or non-fundamental issues. The value investor examines these companies, searching for those that may rise in price when other investors realize their worth.

Additional Information about Principal Investment Risks

This section provides additional information about the Fund’s principal investment risks described in the Fund Summary section.

Small-Cap Stock Risk. Stock prices of many smaller companies are based on future expectations. The Portfolio Managers tend to focus on companies whose financial strength is largely based on existing business lines rather than projected growth. While this can help reduce risk, the Fund is still subject to many of the risks of small-cap investing.

The stocks of smaller companies in which the Fund invests are often more volatile and less liquid than the stocks of larger companies, and these companies:

•	may have a shorter history of operations than larger companies

•	may not have as great an ability to raise additional capital

•	may have a less diversified product line, making them more susceptible to market pressure.

Small-cap stocks may also:

•	underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when small-cap stocks are out of favor

•	be more affected than other types of stocks by the underperformance of a sector emphasized by the Fund.

Value Investing Risk. With a value approach, there is the risk that stocks may remain undervalued during a given period. This may happen because value stocks, as a category, lose favor with investors compared to growth stocks, or because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

Mid-Cap Stock Risk. To the extent the Portfolio Managers commit a portion of the Fund’s assets to mid-cap stocks, the Fund is subject to their risks, including the risk its holdings may:

•	fluctuate more widely in price than the market as a whole

•	underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when mid-cap stocks are out of favor.

Recent Market Conditions. Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to some extent the Fund. These events have also decreased liquidity in some markets and may continue to do so. Because the situation is unprecedented and widespread, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market events.

Information about Additional Risks

The Fund may use certain practices and invest in certain securities involving additional risks. Borrowing, securities lending, and using derivatives could create leverage, meaning that certain gains or losses could be amplified, increasing share price movements. If the Fund were to use certain derivatives to gain stock market exposure for excess cash holdings, it would increase its risk of loss.

Although they may add diversification, foreign securities can be riskier, because foreign markets tend to be more volatile and currency exchange rates fluctuate. There may be less information available about foreign issuers than about domestic issuers.

When the Fund anticipates adverse market, economic, political, or other conditions, or it receives large cash inflows, it may temporarily depart from its goal and invest substantially in high-quality short-term investments. This could help the Fund avoid losses, but may mean lost opportunities.

Description of Index

The Russell 2000 Index is an unmanaged index of U.S. small-cap stocks.

Management of the Fund

Investment Manager

Neuberger Berman Management LLC (the “Manager”) is the Fund’s investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund’s investments and handling its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund’s investment manager and the expenses paid directly by the Fund. The Manager engages Neuberger Berman LLC as sub-adviser to provide investment research and related services. Together, the Neuberger Berman affiliates manage approximately $173 billion in total assets (as of 12/31/2009) and continue an asset management history that began in 1939.

For the 12 months ended 8/31/2009, the management fees paid to the Manager were 0.67% of average net assets. Class R3 of the Fund will pay the Manager fees at the annual rate of 0.26% of the class’ average daily net assets for administrative services provided to Class R3 of the Fund.

A discussion regarding the basis for the approval of the investment advisory and sub-advisory agreements by the Board of Trustees is available in the Fund’s semi-annual report to shareholders dated February 2009.

Portfolio Managers

Judith M. Vale and Robert W. D’Alelio are Managing Directors of Neuberger Berman Management LLC and Neuberger Berman LLC. Vale and D’Alelio have been senior members of the Small Cap Group since 1992 and 1996, respectively. Ms. Vale has co-managed the Fund’s assets since 1994. Mr. D’Alelio joined the firm in 1996 and has co-managed the Fund’s assets since 1997.

Michael L. Bowyer and Brett S. Reiner are Managing Directors of Neuberger Berman Management LLC and Neuberger Berman LLC. Bowyer and Reiner have been members of the Small Cap Group since 2001 and 2003, respectively. Mr. Bowyer joined the firm in 1996 and Mr. Reiner in 2000. They are the Associate Portfolio Managers of the Fund and have co-managed the Fund’s assets since 2005.

Please see the Statement of Additional Information for additional information about each Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager’s ownership of shares in the Fund.

Financial Highlights

Neuberger Berman Genesis Fund — Investor Class

YEAR ENDED AUGUST 31,		2005	2006	2007	2008	2009

PER-SHARE DATA ($)

Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	27.03	34.03	34.92	37.55	34.95
Plus:	Income from investment operations
	Net investment income (loss)	(0.08)	(0.05)	0.18	(0.07)	(0.01)
	Net gains (losses) — realized and unrealized	7.97	1.71	5.58	3.53	(9.23)
	Subtotal: income from investment operations	7.89	1.66	5.76	3.46	(9.24)
Minus:	Distributions to shareholders
	Income dividends	—	—	0.46	0.16	—
	Capital gain distributions	0.89	0.77	2.67	5.90	1.32
	Subtotal: distributions to shareholders	0.89	0.77	3.13	6.06	1.32
Equals:	Share price (NAV) at end of year	34.03	34.92	37.55	34.95	24.39

RATIOS (% OF AVERAGE NET ASSETS)

  The ratios show the Fund’s expenses and net investment income (loss) — as they actually are as well as how they would have been if certain expense offset arrangements and/or waiver had not been in effect.

Net expenses — actual		1.04	1.02	1.02	1.02	1.08
Gross expenses(1)		1.04	1.02	1.03	1.03	1.08
Expenses(2)		1.04	1.02	1.03	1.03	1.08
Net investment income (loss) — actual		(0.25)	(0.15)	0.51	(0.20)	(0.04)

OTHER DATA

  Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested.
  The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(3)		29.68	4.89	17.51	10.18	(25.72)
Net assets at end of year (in millions of dollars)		1,823.2	1,901.1	1,997.2	2,386.8	1,626.8
Portfolio turnover rate (%)		11	19	25	18	12

All of the above figures have been audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund’s most recent annual shareholder report (see back cover).

(1)	Shows what the ratio would have been if there had been no waiver of a portion of the investment management fees.

(2)	Shows what this ratio would have been if there had been no expense offset arrangements.

(3)	Would have been lower if Neuberger Berman Management LLC had not waived a portion of investment management fees.

Your Investment

Maintaining Your Account

Class R3 shares described in this prospectus are available only through investment providers, such as banks, brokerage firms, retirement plan administrators, and financial advisers.

Class R3 shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans where shares are held on the books of the Fund through omnibus accounts (either at the plan level or at the level of the investment provider).

Class R3 shares generally are not available to retail non-retirement accounts, traditional individual retirement accounts (IRAs), Roth IRAs, Coverdell education savings accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 403(b) plans or 529 college savings plans.

Eligible retirement plans generally may open an account and purchase Class R3 shares by contacting an investment provider authorized to sell the Fund’s shares. Class R3 shares may not be available through certain investment providers.

Plan participants who are considering an investment in the Fund should contact their employer, retirement plan administrator, or service agent that provides shareholder servicing, record keeping, account maintenance or other services for their retirement plan (“Plan Service Provider”) for details about the Fund and the procedures for buying and selling shares.

The Fund does not impose minimum purchase requirements for Class R3 shares. However, you should contact your Plan Service Provider to determine whether it imposes minimum purchase requirements.

All investments must be made in U.S. dollars. The Fund does not issue certificates for shares.

Most investment providers allow you to take advantage of the fund exchange program, which is designed for moving an investment from the Class R3 shares of one fund in the fund family to the Class R3 shares of another through an exchange of shares. However, this privilege can be withdrawn from any investor that we believe is trying to “time the market” or is otherwise making exchanges that we judge to be excessive. Frequent exchanges can interfere with Fund management and affect costs and performance for other shareholders. Your ability to exchange to another fund in the fund family may be limited by the availability of a given fund in your retirement plan as determined by your Plan Service Provider.

Every buy or sell order will be processed at the next share price to be calculated after the order has been accepted. Purchase orders are deemed “accepted” when the Fund’s transfer agent has received payment for the shares. Redemption orders are deemed “accepted” when the Fund’s transfer agent has received your order to sell Fund shares. In the case of certain institutional investors, Neuberger Berman Management LLC will process purchase orders when received, on the basis of a pre-existing arrangement to make payment by the following morning. These policies apply to the investment providers who invest in the Fund. Please contact your investment provider for its policies.

Under certain circumstances, the Fund reserves the right to:

•	suspend the offering of shares

•	reject any exchange or purchase order

•	suspend or reject future purchase orders from any investor who does not provide payment to settle a purchase order

•	change, suspend, or revoke the exchange privilege

•	satisfy an order to sell Fund shares with securities rather than cash, for certain very large orders

•	suspend or postpone your right to sell Fund shares on days when trading on the Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission (“SEC”)

•	remain open and process orders to purchase or sell Fund shares when the Exchange is closed.

The Fund reserves the right to pay in kind for redemptions. The Fund does not redeem in kind under normal circumstances, but would do so when the Board of Trustees has determined that it is in the best interests of the Fund’s shareholders as a whole.

Proceeds from the sale of shares — The proceeds from the shares you sell are generally sent out the next business day after your order is executed, and nearly always within seven business days. Proceeds may be delayed beyond this time in unusual circumstances where the law allows additional time if needed. Proceeds may be sent by wire or by check. These policies apply to the investment providers who invest in the Fund. Please contact your investment provider for its policies.

Uncashed checks — When you receive a check, you may want to deposit or cash it right away, as you will not receive interest on uncashed checks. Checks will not be forwarded if the address of record is incorrect.

Distribution and Shareholder Servicing Fees

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Fund’s Class R3 pays the Fund’s distributor, Neuberger Berman Management LLC, at an annual rate of 0.50% of its average net assets to compensate financial intermediaries for providing distribution related services to the Fund and/or administrative or shareholder services to Fund shareholders. Neuberger Berman Management LLC may also retain part of this fee as compensation for providing these services. These fees increase the cost of investment. Over the long term, they could result in higher overall costs than other types of sales charges.

Your Investment Provider

Class R3 shares described in this prospectus are available only through investment providers, such as banks, brokerage firms, retirement plan administrators, and financial advisers.

The fees and policies outlined in this prospectus are set by the Fund and by Neuberger Berman Management LLC. However, most of the information you will need for managing your investment will come from your investment provider. This includes information on how to buy and sell Class R3 shares, investor services, and additional policies.

In exchange for the services it offers, your investment provider may charge fees, which are in addition to those described in this prospectus.

A Plan Service Provider or an employee benefits office can provide plan participants with detailed information on how to participate in the plan, elect the Fund as an investment option, elect different investment options, alter the amounts contributed to the plan, or change allocations among investment options. For questions about participant accounts, plan participants should contact their Plan Service Provider or their employee benefits office.

Investment providers may provide some of the shareholder servicing and account maintenance services required by plan accounts and their plan participants, including transfers of registration, dividend payee changes and generation of confirmation statements, and may arrange for Plan Service Providers to provide other investment or administrative services. Investment providers may charge plans and plan participants transaction fees and/or other additional amounts for such services. Similarly, plans may charge plan participants for certain expenses, which are in addition to those described in this prospectus. These fees and additional amounts could reduce an investment return in Class R3 shares of the Fund.

Additional Payments to Investment Providers

Neuberger Berman Management LLC and/or its affiliates pay additional compensation, out of their own resources and not as an expense of the Fund, to certain investment providers or other financial intermediaries, including affiliates, in connection with the sale, distribution, retention and/or servicing of

Fund shares. If your investment provider receives such payments, these payments may create an incentive for your investment provider or its employees to recommend or sell shares of the Fund to you. If you have purchased shares of the Fund through an investment provider, please speak with your investment provider to learn more about any payments it receives from Neuberger Berman Management LLC and/or its affiliates, as well as fees and/or commissions the investment provider charges. You should also consult disclosures made by your investment provider at the time of purchase. Any such payments by Neuberger Berman Management LLC or its affiliates will not change the net asset value or the price of the Fund’s shares. For more information, please see the Fund’s Statement of Additional Information.

Information Required from New Accounts

To help the U.S. government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, we (which may include your investment provider acting on our behalf) will require your name, address, date of birth, and social security number or other identifying number. We may also require other identifying documents. If we cannot verify the information you supply to us or if it is incomplete, we may be required to return your funds or redeem your account.

Share Prices

Because Class R3 shares of the Fund do not have a sales charge, the price you pay for each share is the Fund’s net asset value per share. Similarly, because the Fund does not charge fees for selling shares, the Fund pays you the full share price (net asset value) when you sell shares. Remember that your investment provider may charge fees for its services.

The Fund is open for business every day the Exchange is open. The Exchange is generally closed on all national holidays and Good Friday; Fund shares will not be priced on those days or other days on which the Exchange is closed. The Fund may decide to remain open on a day when the Exchange is closed for unusual reasons. In such a case, the Fund would post a notice on www.nb.com.

The Fund calculates its share price as of the end of regular trading on the Exchange on business days, usually 4:00 p.m. Eastern time. In general, every buy or sell order you place will go through at the next share price calculated after your order has been accepted (see “Maintaining Your Account” for information on placing orders). Check with your investment provider to find out by what time your order must be received so that it can be processed the same day. Depending on when your investment provider accepts orders, it is possible that the Fund’s share price could change on days when you are unable to buy or sell shares.

Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by the Fund could change on days when you cannot buy or sell Fund shares. Remember, though, any purchase or sale takes place at the next share price calculated after your order is accepted.

Share Price Calculations

The net asset value per Class R3 share of the Fund is the total value of the Fund’s assets attributable to shares of that class minus the liabilities attributable to that class, divided by the total number of shares outstanding for that class. Because the value of the Fund’s securities changes every business day, the share price usually changes as well.

When valuing portfolio securities, the Fund uses market prices. However, in certain cases, events that occur after certain markets have closed may render these prices unreliable.

When a market price is not available or the Fund believes a reported market price for a security does not reflect the amount the Fund would receive on a current sale of that security, the Fund may substitute for the market price a fair-value estimate made according to methods approved by the Board of Trustees. The Fund may also use these methods to value certain types of illiquid securities.

Fair value pricing generally will be used if the exchange on which a portfolio security is traded closes early or if trading in a particular security was halted during the day and did not resume prior to the Fund’s net asset value calculation. The Fund may also use these methods to value securities that trade in a foreign market, if significant events that appear likely to affect the value of those securities occur between the time that the foreign market closes and the time the Exchange closes. Significant events may include (1) those impacting a single issuer, (2) governmental actions that affect securities in one sector or country, (3) natural disasters or armed conflicts affecting a country or region, or (4) significant domestic or foreign market fluctuations. The effect of using fair value pricing is that the Fund’s net asset value will be subject to the judgment of Neuberger Berman Management LLC, operating under procedures approved by the Board of Trustees, instead of being determined by market prices.

Distributions and Taxes

Distributions — The Fund pays out to its shareholders any net investment income and net realized capital gains. Ordinarily, the Fund makes any distributions once a year (in December).

Consult your Plan Service Provider about whether your income and capital gain distributions from the Fund will be reinvested in additional shares of the distributing class of the Fund or paid to you in cash.

How distributions are taxed — Fund distributions to your retirement plan generally are not taxable to you, although withdrawals from your retirement plan generally are subject to tax.

How share transactions are taxed — Your retirement plan’s sale (redemption) of Fund shares also generally will not result in a realized taxable gain or loss.

Market Timing Policy

Frequent purchases, exchanges and redemptions of Fund shares (“market-timing activities”) can interfere with Fund management and affect costs and performance for other shareholders. To discourage market-timing activities by Fund shareholders, the Board of Trustees has adopted market-timing policies and has approved the procedures of the principal underwriter for implementing those policies. As described earlier in this prospectus, pursuant to such policies, the exchange privilege can be withdrawn from any investor that is believed to be “timing the market” or is otherwise making exchanges judged to be excessive. In furtherance of these policies, under certain circumstances, the Fund reserves the right to reject any exchange or purchase order, or change, suspend or revoke the exchange privilege.

Neuberger Berman Management LLC applies the Fund’s policies and procedures with respect to market-timing activities by monitoring trading activity in the Fund, identifying excessive trading patterns, and warning or prohibiting shareholders who trade excessively from making further purchases or exchanges of Fund shares. These policies and procedures are applied consistently to all shareholders. Although the Fund makes efforts to monitor for market-timing activities, the ability of the Fund to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and other approved intermediaries may be limited in those instances in which the investment intermediary maintains the underlying shareholder accounts. Accordingly, there can be no assurance that the Fund will be able to eliminate all market-timing activities.

Portfolio Holdings Policy

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information.

The complete portfolio holdings for the Fund are available at http://www.nb.com/holdings and are generally available 15-30 days after the end of each calendar quarter.

The Fund’s complete portfolio holdings will remain available at this website for only 15-30 days. Complete portfolio holdings for the Fund will also be available in reports on Form N-Q and Form N- CSR filed with the SEC. Historical portfolio holdings are available upon request.

Fund Structure

The Fund uses a “multiple class” structure. The Fund offers one or more classes of shares that have identical investment programs, but different arrangements for distribution and shareholder servicing and, consequently, different expenses. This prospectus relates solely to the Class R3 shares of the Fund.

NEUBERGER BERMAN EQUITY FUNDS

Class R3 Shares

If you would like further details on this Fund you can request a free copy of the following documents:

Shareholder Reports The shareholder reports offer information about the Fund, including:

•	a discussion by the Portfolio Managers about strategies and market conditions that significantly affected the Fund’s performance during the last fiscal year

•	Fund performance data and financial statements

•	portfolio holdings.

Statement of Additional Information (SAI) The SAI contains more comprehensive information on the Fund, including:

•	various types of securities and practices, and their risks

•	investment limitations and additional policies

•	information about the Fund’s management and business structure.

The SAI is hereby incorporated by reference into this prospectus, making it legally part of the prospectus.

Investment manager: Neuberger Berman Management LLC
Sub-adviser: Neuberger Berman LLC

Obtaining Information

You can obtain a shareholder report, SAI, and other information from your investment provider, or from:

Neuberger Berman Management LLC
605 Third Avenue 2nd Floor
New York, NY 10158-0180 877-628-2583
Web site: www.nb.com

You can also request copies of this information from the SEC for the cost of a duplicating fee by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549-1520. They are also available from the EDGAR Database on the SEC’s website at www.sec.gov.

You may also view and copy the documents at the SEC’s Public Reference Room in Washington. Call 202- 551-8090 for information about the operation of the Public Reference Room.

The “Neuberger Berman” name and logo are registered service marks of Neuberger Berman LLC. “Neuberger Berman Management LLC” and the individual Fund name in this prospectus are either service marks or registered service marks of Neuberger Berman Management LLC.  ©2010 Neuberger Berman Management LLC.  All rights reserved.

SEC file number: 811-00582
K0032 07/10